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                                Exhibit (8)(g)(1)


                   Amendment No. 1 to Participation Agreement
                              (Franklin Templeton)

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                             Amendment No. 1 to the
                            Participation Agreement
              Franklin Templeton Variable Insurance Products Trust
                      Franklin Templeton Distributors, Inc.
                           PFL Life Insurance Company

     This Amendment No. 1 is incorporated in and made a part of the Participation Agreement (the "Agreement") made as of the 1st day of May, 2000, by and among Franklin Templeton Variable Insurance Products Trust (the "Trust"), Franklin Templeton Distributors, Inc. (the "Underwriter"), and PFL Life Insurance Company (the "Company"). All terms used that are not defined in this Amendment shall have the same meanings as the same terms used in the Agreement.

     1. The name of the Company is changed from "PFL Life Insurance Company" to "Transamerica Life Insurance Company." All references in the Agreement to PFL Life Insurance Company shall refer to Transamerica Life Insurance Company;

     2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule A
                                  The Company

Transamerica Life Insurance Company
4333 Edgewood Road N.E.
Cedar Rapids, IA 52499-0001

A life insurance company organized as a corporation under Iowa law.

     3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule B
                             Accounts of the Company

1.  Name:                          Retirement Builder Variable Annuity Account
    Date Established:              March 29, 1996
    SEC Registration Number:       811-07689

2.  Name:                          Separate Account VA I
    Date Established:              May 15,2000
    SEC Registration Number:       811-10147

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     4.   Schedule C of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule C
  Available Portfolios and Classes of Shares of the Trust; Investment Advisers

Franklin Templeton Variable Insurance
Products Trust                                  Investment Adviser
--------------------------------------------    --------------------------------
Templeton Asset Strategy Fund Class 2           Templeton Investment Counsel LLC
Templeton International Securities Fund
Class 2                                         Templeton Investment Counsel LLC
Franklin Small Cap Fund Class 2                 Franklin Advisers, Inc.
Franklin Growth and Income Fund Class 2         Franklin Advisers, Inc.
Franklin Income Fund Class 2                    Franklin Advisers, Inc.
Templeton Developing Markets Securities Fund
Class 2                                         Templeton Asset Management Ltd.

     5. Schedule D of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule D
                            Contracts of the Company

-------------------------------------------------------------------------------------------------------
                              Contract 1                   Contract 2
-------------------------------------------------------------------------------------------------------
Contract/Product Name     Portfolio Select            Principal-Plus
                          Variable Annuity            Variable Annuity
-------------------------------------------------------------------------------------------------------
Registered (Y/N)          Yes                         Yes
-------------------------------------------------------------------------------------------------------
SEC Registration          333-07509                   333-46594
Number
-------------------------------------------------------------------------------------------------------
Representative Form       AV288 101 95 796            AV 288 101 95 796
Numbers                   (may vary by state)         (may vary by state)
-------------------------------------------------------------------------------------------------------
Separate Account Name/    Retirement Builder          Separate Account VA I
Date Established          Variable Annuity Account
-------------------------------------------------------------------------------------------------------
SEC Registration          811-07689                   811-10147
Number
-------------------------------------------------------------------------------------------------------
Portfolios and Classes -  Franklin Small Cap Fund     Franklin Growth and
Adviser                   Class 2 - Franklin          Income Fund Class 2 -
                          Advisers, Inc.              Franklin Advisers, Inc.
-------------------------------------------------------------------------------------------------------
                          Templeton Asset Strategy    Franklin Income Fund
                          Fund Class 2 - Templeton    Class 2 - Franklin
                          Investment Counsel LLC      Advisers, Inc.
-------------------------------------------------------------------------------------------------------
                          Templeton International     Franklin Small
                          Securities Fund Class 2 -   Class 2 - Cap Fund Franklin
                          Templeton Investment        Advisers, Inc.
                          Counsel LLC
-------------------------------------------------------------------------------------------------------
                          Templeton Developing        Templeton International
                          Markets Securities Fund     Securities Fund Class 2 -
                          Class 2 - Templeton Asset   Templeton Investment
                          Management Ltd.             Counsel LLC
-------------------------------------------------------------------------------------------------------

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     6.   Schedule E of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   Schedule E
                 Other Portfolios Available under the contracts

--------------------------------------------------------------------------------
                      Portfolio Select Variable Annuity/SM/
--------------------------------------------------------------------------------
AIM Variable Insurance Funds            Oppenheimer Variable Account Funds
AIM V.I. Capital Appreciation Fund      Oppenheimer Capital Appreciation Fund/VA
AIM V.I. Growth and Income Fund         Oppenheimer Main Street Growth & Income
                                        Fund/VA
AIM V.I. International Equity Fund      Oppenheimer Multiple Strategies Fund/VA
AIM V.I. Value Fund                     Oppenheimer Strategic Bond Fund/VA
AIM V.I. Dent Demographic Trends Fund
                                        Putnam Variable Trust - Class IB Shares
Alliance Variable Products Series       Putnam VT Global Growth Fund
Fund, Inc. - Class B                    Putnam VT Growth and Income Fund
Alliance Premier Growth Portfolio       Putnam VT Growth Opportunities Fund
Alliance Technology Portfolio           Putnam VT Money Market Fund
                                        Putnam VT New Value Fund
Davis Variable Account Fund, Inc.
Davis Value Portfolio                   Variable Insurance Products Fund
                                        (VIP) - Service Class
Evergreen Variable Trust                Fidelity - VIP High Income Portfolio
Evergreen VA Fund
Evergreen VA Foundation Fund            Variable Insurance Products Fund
Evergreen VA Global Leaders Fund        (VIP) - Service Class 2
Evergreen VA Growth and Income Fund     Fidelity - VIP Equity-Income Portfolio
Evergreen VA Blue Chip Fund             Fidelity - VIP Growth Portfolio
Evergreen VA International Growth Fund
Evergreen VA Omega Fund                 Variable Insurance Products Fund II
Evergreen VA Capital Growth Fund        (VIP II) -Initial Class
Evergreen VA Growth Fund                Fidelity - VIP II Index 500 Portfolio
Evergreen VA High Income Fund           Fidelity - VIP II Investment Grade Bond
                                        Portfolio

Federated Insurance Series              Variable Insurance Products Fund III
Federated American Leaders Fund II      (VIP IIr) - Service Class
Federated High Income Bond Fund II      Fidelity - VIP III Growth Opportunities
                                        Portfolio
MFS(R) Variable Insurance Trusts/SM/
MFS Emerging Growth Series
MFS Research Series
MFS Total Return Series
MFS Utilities Series

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--------------------------------------------------------------------------------
                         Principal-Plus Variable Aunuity
--------------------------------------------------------------------------------
AIM Variable Insurance Funds - Series
II Shares                               Oppenheimer Variable Account
AIM V.I. Blue Chip Fund                 Funds - Service Shares
AIM V.I. Capital Appreciation Fund      Oppenheimer Capital Appreciation Fund/VA
AIM V.I. Value Fund                     Oppenheimer Global Securities Fund/VA
                                        Oppenheimer Main Street
                                        Growth & Income Fund/VA
Federated Insurance Series
Federated Prime Money Fund II           Putnam Variable Trust - Class IB Shares
                                        Putnam VT Diversified Income Fund
First American Insurance                Putnam VT Growth and Income Fund
Portfolios, Inc. - Class IB Shares      Putnam VT Income Fund
First American Large Cap Growth
Portfolio                               Putnam VT Investors Fund
First American Mid Cap Growth
Portfolio                               Putnam VT New Value Fund
First American Small Cap Growth         Putnam VT The George Putnam Fund of
Portfolio                               Boston
First American Technology Portfolio

MBS(R) Variable Insurance Trust/SM/ -
Service Shares
MFS Investors Growth Stock Series
MFS Research Series
MFS Total Return Series
--------------------------------------------------------------------------------

     7. Schedule F of the Agreement is hereby amended and the following two sections are replaced as follows:

                                   Schedule F
                                Rule 12b-1 Plans

                                               Maximum Annual
Portfolio Name                                  Payment Rate
--------------------------------------------   --------------
Franklin Growth and Income Fund                          0.25%
Franklin Income Fund                                     0.25%
Franklin Small Cap Fund                                  0.25%
Templeton Asset Strategy Fund                            0.25%
Templeton International Securities Fund                  0.25%
Templeton Developing Markets Securities Fund             0.25%

     8.   Schedule G of the Agreement is hereby amended and the following section is replaced as follows:

                                   Schedule G
                              Addresses for Notices

To the Company:         Transamerica Life Insurance Company
                        4333 Edgewood Road N.E.
                        Cedar Rapids, Iowa 52499-0001
                              Attention: Frank A. Camp, Esq.

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     IN WITNESS WHEREOF, each of the parties have caused their duly authorized officers to execute this Agreement as of October 1,2001:


     The Company:                       Transamerica Life Insurance Company


                                        By: /s/ Larry N. Norman
                                           -------------------------------------
                                        Name: Larry N. Norman
                                        Title: President


                                        Franklin Templeton Variable Insurance
     The Trust:                         Products Trust
     Only on behalf of each
     Portfolio listed on                By: /s/
     Schedule C hereof.                    -------------------------------------
                                        Name:
                                        Title:


     The Underwriter:                   Franklin Templeton Distributors, Inc.


                                        By: /s/
                                           -------------------------------------
                                        Name:
                                        Title: